SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             AUGUST 30, 2001
                             ---------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                 0-16196               06-1168423
         --------                 -------               ----------
(State or Other Jurisdiction    (Commission          (IRS Employer
     of Incorporation            File Number)     Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          See Item 5, below.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On August 30, 2001, Host America Corporation (the "Registrant" or "Host") entered into an Asset Purchase Agreement (the "Agreement") with Contra-Pak, Inc. ("Contra-Pak"), and James Hairston, the sole Shareholder of Contra-Pak (collectively, the "Sellers"). The Agreement provides for the acquisition by Host of certain assets of Contra-Pak in consideration for the cash payment of $145,870 to the Sellers and the issuance to the Sellers of 56,911 shares of Host's Common Stock, which are restricted from sale until July 18, 2003.

          The Agreement contains numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report.

          Concurrent with the execution of the Agreement and the closing, the Registrant's wholly owned subsidiary, Lindley Food Service Corporation ("Lindley") and James Hairston entered into a Non-Competition, Non-Solicitation and Employment Agreement (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Hairston will be employed for a term of three (3) years as the Director of Sales and Operations Director of Lindley's Dallas operations. According to the terms of the Employment Agreement, Mr. Hairston will not compete with Lindley's business for a period of four (4) years from the date of the Employment Agreement or for one (1) year from the termination of his employment, whichever is longer.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

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
Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Not Required

          (b)  Not Required

          (c)  Exhibits:

               10.27 Asset Purchase Agreement between Host America Corporation, Contra-Pak, Inc. and James Hairston, dated August 30, 2001.

               10.28 Non-Competition, Non-Solicitation and Employment Agreement between Lindley Food Service
                         Corporation and James Hairston, dated August 30,
                         2001.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated: September 12, 2001          By: /s/ David J. Murphy
                                      -----------------------------
                                        David J. Murphy
                                        Chief Financial Officer









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